                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: FEBRUARY 29, 2000


                            BANCINSURANCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Ohio                             0-8738                       31-0790882
----------------               ---------------------             ---------------
(STATE OR OTHER                (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION)
NUMBER)
INCORPORATION OR
ORGANIZATION)


                              20 East Broad Street
                              Columbus, Ohio 43215
                                 (614) 228-2800
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER MATTERS.

         On February 29, 2000, Bancinsurance Corporation ("Bancinsurance") completed its acquisition of Westford Group, Inc. ("Westford"), in accordance with the terms of the Agreement and Plan of Merger, dated as of July 19, 1999, among Bancinsurance, Westford, and Bancinsurance Acquisition Corporation ("Acquisitions"). Under the terms of the Merger Agreement, Westford was merged with and into Acquisitions and became a wholly owned subsidiary of Bancinsurance.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.


                                            BANCINSURANCE CORPORATION

Date: February 29, 2000                     By: /s/ John Sokol
                                               ----------------------
                                               John Sokol, President

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